UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 23, 2011
Date of Report (date of earliest event reported)

FRANCHISE HOLDINGS INTERNATIONAL, INC.
 Exact name of Registrant as Specified in its Charter

Nevada	0-27631	65-0782227
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

5910 South University Boulevard, C-18, Unit 165
Littleton, Colorado  80121
Address of Principal Executive Offices, Including Zip Code

(303) 898-4571
Registrant's Telephone Number, Including Area Code

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)  Dismissal of Cordovano & Honeck LLP

On September 23, 2011 (the "Dismissal Date"), the Board of Directors of Franchise Holdings International, Inc. (the "Registrant") dismissed Cordovano & Honeck LLP, its independent registered public accounting firm.

The report of Cordovano & Honeck LLP on the audited financial statements of the Registrant for the fiscal year ended September 30, 2010 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its audit report dated December 8, 2010 on the Registrant's financial statements for the fiscal year ended September 30, 2010.  Cordovano & Honeck LLP did not audit the fiscal year ended September 30, 2009.

During the Registrant's most recent fiscal year, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Cordovano & Honeck LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cordovano & Honeck LLP, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.  Further, during the Registrant's most recent fiscal year, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Cordovano & Honeck LLP with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested Cordovano & Honeck LLP to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree.  A copy of such letter, dated September 23, 2011, is filed as Exhibit 16.1 to this Report.

(b)  Engagement of Borgers and Cutler CPAs, PC.

On September 23, 2011 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Borgers and Cutler CPAs, PC as the Registrant's independent registered public accounting firm.  During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted Borgers and Cutler CPAs, PC regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits

No.           Exhibits

16.1	Letter from Cordovano & Honeck LLP dated September 23, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE HOLDINGS INTERNATIONAL, INC.

By: /s/ A. J. Boisdrenghien
      A. J. Boisdrenghien, President and Director

Dated:  October 3, 2011